HSBC INVESTOR FUNDS

HSBC ADVISOR FUNDS TRUST

Supplement Dated November 15, 2011 to the

HSBC Investor Value Fund, HSBC Investor International Equity Fund, and

HSBC Investor Overseas Equity Fund Prospectus

Dated March 1, 2011, as supplemented

The Boards of Trustees of HSBC Investor Funds and HSBC Advisor Funds Trust approved Plans of Liquidation to close the HSBC Investor Value Fund, HSBC Investor International Equity Fund, and HSBC Investor Overseas Equity Fund (each a “Fund,” and collectively, the “Funds”), and provide for their orderly liquidation on or about December 31, 2011 (the "Liquidation Date").

On or before the Liquidation Date, all portfolio securities of each Fund will be converted to cash or cash equivalents, and each Fund will cease investing its assets in accordance with the stated investment policies. Under the Plans of Liquidation, the Funds will promptly wind up their business and affairs.

On the Liquidation Date, shareholders in each of the Funds as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of each of the Funds, after each Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The fees and expenses for each Fund noted in the Fee Tables on pages 21, 27 and 33 of the Prospectus are based on ordinary operations; however, as each Fund winds down its business affairs, it is possible that its expense ratio may exceed the amounts reflected in the Fund’s Fee Table, although HSBC Global Asset Management (USA), Inc., the Funds’ investment adviser, does not expect for this to be the case.

Although the liquidations are not expected to be taxable events for the Funds, for taxable shareholders the automatic redemption of shares of each Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. The Funds may also make a distribution of undistributed net income prior to the Liquidation Date. Shareholders, including shareholders that own a Fund’s shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

The Funds no longer sell shares to new investors, including through exchanges into each Fund from other funds of the HSBC Investor Funds. Investors may continue to redeem shares of the Funds.

Once each Fund has been liquidated, all references to the Fund are deleted from the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE